Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), is made and entered into as of October 16, 2003, by and among Trikon Technologies, Inc., a Delaware corporation (the “Company”), and the undersigned investor (the “Investor”) who is subscribing for shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company and warrants to purchase shares of Common Stock. For the purposes of this Agreement: (i) a “Unit” shall mean (A) four shares of Common Stock and (B) one warrant, substantially in the form attached hereto as Exhibit A, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof (the “Warrant”), each entitling the holder thereof to purchase one share of Common Stock (subject to adjustment as provided in the Warrant); and (ii) “Unit Common Stock” shall mean the shares of Common Stock issued and sold by the Company hereunder.

ARTICLE I PURCHASE AND SALE OF UNITS; CLOSING

1.1     Purchase and Sale of the Units.

(a)     Subject to the terms and conditions of this Agreement, the Investor agrees to purchase from the Company and the Company agrees to issue and sell to the Investor the number of Units indicated on the signature page hereto (the “Subscription Amount”) at a purchase price of $20.00 per Unit for an aggregate purchase price indicated on the signature page hereto (the “Aggregate Purchase Price”).

1.2     Delivery of Units at Closing. Upon confirmation that the conditions of Closing specified herein (other than payment of the Aggregate Purchase Price), the Company shall deliver to Lowenstein Sandler PC, in trust, a certificate or certificates, registered in such name or names as the Investor may designate, representing the Unit Common Stock and the Warrants, with instructions that such certificates are to be held for release to the Investor only upon payment of the Aggregate Purchase Price to the Company. Upon receipt by Lowenstein Sandler PC of the certificate or certificates, the Investor shall promptly, and in no event later than 2 business days, cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount equal to the Aggregate Purchase Price. On the date the Company receives such funds, the certificates evidencing the Unit Common Stock and Warrants shall be released to the Investor (the “Closing”). The purchase and sale of the Units shall take place at the offices of Lowenstein Sandler PC, 1330 Avenue of the Americas, 21st Floor, New York, New York, or such other date or place agreed to by the parties. The date upon which the Closing actually occurs is herein referred to as the “Closing Date”.

1.3     Conditions to the Company’s Obligation to Complete Purchase and Sale. The Company’s obligation to issue and sell the Units to the Investor at Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(a)     Payment of Purchase Price. The Investor shall have delivered the Aggregate Purchase Price to the Company in accordance with Section 1.2; and

(b)     Representations and Warranties; Covenants. The representations and warranties of the Investor set forth in Article III hereof qualified as to materiality shall be true and correct at all times from the date hereof to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties of the Investor set forth in Article III hereof not qualified as to materiality shall be true and correct in all material respects at all times from the date hereof to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and the Investor shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor on or prior to the Closing Date.

1.4     Conditions to the Investor’s Obligation to Complete Purchase and Sale. The obligation of the Investor hereunder to purchase the Units from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)     Opinion of Counsel. Receipt by the Investor of an opinion letter of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, dated the Closing Date, in substantially the form attached hereto as Exhibit B;

(b)     Representations and Warranties; Covenants. The representations and warranties of the Company set forth in Article II hereof qualified as to materiality shall be true and correct at all times from the date hereof to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties of the Company set forth in Article II hereof not qualified as to materiality shall be true and correct in all material respects at all times from the date hereof to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date;

(c)     Officer’s Certificate. The Company shall have delivered to the Investor a certificate, dated the Closing Date, duly executed on behalf of the Company by its Chief Executive Officer to the effect set forth in clause (b) above and clauses (e) and (f) below;

(d)     Secretary’s Certificate. The Company shall have delivered to the Investor a certificate, dated the Closing Date, duly executed by its Secretary or Assistant Secretary, certifying that the attached copies of the Company’s certificate of incorporation, by-laws and the resolutions of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect; and

(e)     No Litigation. On the Closing Date, no legal action, suit or proceeding shall be pending or overtly threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(f)     No Stop Order. No stop order or suspension of trading shall have been imposed by Nasdaq National Market (as defined below), the U.S. Securities and Exchange Commission (the “SEC”) or any other governmental regulatory body with respect to public trading in the Common Stock.

1.5     Termination. This Agreement shall be terminated and of no force and effect whatsoever if the Closing does not occur on or before November 30, 2003, provided, however, that such termination shall not relieve any party hereto of any liability such party may have for any breach of a representation, warranty, covenant or agreement contained herein prior to such termination.

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the Schedule of Exceptions attached hereto as Schedule A, the Company hereby represents and warrants to the Investor as follows:

2.1     Subsidiaries; Organization. The Company has no subsidiaries (as defined by Rule 405 under the Securities Act of 1933, as amended (the “Securities Act)) except as set forth in Exhibit 21 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Subsidiaries”). The Company and each of its Subsidiaries is duly organized and validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization. The Company and each of its Subsidiaries has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified has had or would reasonably be expected to have a material adverse effect upon the business, assets, financial condition, results of operation or prospects of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”), and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. For the purposes of this Agreement, the term “knowledge” means, with respect to the Company, the current actual knowledge of the Company’s executive officers.

2.2     Due Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Unit Common Stock and the Warrants and to perform its other obligations hereunder, all of which has been duly authorized by all necessary corporate action. Each of this Agreement and the Warrant has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other party hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3     Non-Contravention. The execution and delivery of this Agreement, the issuance and sale of the Unit Common Stock and Warrants to be sold by the Company under this Agreement, the issuance of the Warrant Shares (as defined below) upon exercise of the Warrants, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, except where such violation or default, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect on the Company or its Subsidiaries taken as a whole, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, or (B) result in the creation or imposition of any material lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States or the United Kingdom or any third person is required for the execution and delivery of this Agreement and the valid issuance and sale of the Units to be sold pursuant to this Agreements, other than such as have been made or obtained, and except for any post-sale securities filings required to be made under federal or state securities laws, which will be made when required.

2.4     Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12 months preceding the date of this Agreement. The following documents complied as to form in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

(a)     The Company’s Proxy Statement for the 2002 Annual Meeting of Stockholders (the “Proxy Statement”);

(b)     The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Form 10-K”); and

(c)     The Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2003 and June 30, 2003 (the “Form 10-Qs”); and

(d)     all other documents, including the exhibits thereto, filed by the Company with the SEC since December 31, 2002 and prior to the date hereof pursuant to the reporting requirements of the Exchange Act (together with the Proxy Statement, the Form 10-K and Form 10-Qs, the “SEC Documents”).

2.5     Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 70,000,000 shares of capital stock, of which 50,000,000 shares are designated Common Stock and 20,000,000 shares are designated Preferred Stock. As of September 24, 2003, there were approximately 14,127,568 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. As of September 24, 2003 an aggregate of 2,400,000 shares of Common Stock were reserved for issuance under the Company’s 1991 Stock Option Plan and the 1998 Non-Employee Directors Stock Option Plan. As of September 24, 2003, 1,815,187 shares issuable upon exercise of outstanding stock options issued by the Company to employees, consultants and directors of the Company. As of September 24, 2003, 92,593 shares of Common Stock were reserved for issuance upon exercise of warrants issued by the Company. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and were issued in compliance with federal and U.S. state securities laws. Other than as disclosed in the SEC Documents, and except as set forth above, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal, agreements, commitments or similar rights for the purchase or acquisition from the Company or any of its Subsidiaries of any securities of the Company or any of its Subsidiaries. The shares of Unit Common Stock to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) has been duly authorized and reserved and, when issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable and free and clear of all pledges, liens and encumbrances. The Unit Common Stock, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”. No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Securities or the issuance and sale thereof. No further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale of the Securities. Except as set forth in the SEC Documents, no holder of any of the securities of the Company has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section 5.1 hereof).

2.6     Legal Proceedings. Except as disclosed in the SEC Documents, there is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company or any of its Subsidiaries, overtly threatened against the Company or its Subsidiaries, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

2.7     No Violations. Neither the Company nor any of its Subsidiaries is in violation of its charter, bylaws, or other organizational document, or is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, or is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

2.8     Governmental Permits, Etc. The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective business as currently conducted, except where such failure to possess has not and would not reasonably be expected to have a Material Adverse Effect (individually or in the aggregate) on the Company and its Subsidiaries taken as a whole.

2.9     Intellectual Property. The Company and its Subsidiaries own or possess sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how that are necessary for the conduct of their respective businesses as now conducted except where such failure to own or possess has not and would not reasonably be expected to have a Material Adverse Effect (individually or in the aggregate) on the Company and its Subsidiaries taken as a whole (the “Company Intellectual Property). Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any written notice of, or has any knowledge of, any infringement by the Company or its Subsidiaries of intellectual property rights of any third party that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole and (ii) neither the Company nor any of its Subsidiaries has received any written notice of any infringement by a third party of any Company Intellectual Property that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as whole.

2.10     Financial Statements. The consolidated financial statements of the Company and its Subsidiaries and the related notes thereto included in the SEC Documents present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified. Except as set forth in such financial statements, such financial statements (including the related notes) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

2.11     No Material Adverse Change. Except as publicly disclosed in the SEC Documents, press releases or in other “public disclosures” as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since June 30, 2003 there has not been (i) any Material Adverse Effect on Company or any of its Subsidiaries (it being understood that the Company has incurred operating losses), (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has had a material adverse effect on the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole.

2.12     NASDAQ Listing. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the “Nasdaq National Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor to the Company’s knowledge is the National Association of Securities Dealers, Inc. (“NASD”) currently contemplating terminating such listing. The Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq National Market.

2.13     S-3 Compliance. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Unit Common Stock and the Warrant Shares by the Investors.

2.14     No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Unit Common Stock or the Warrant Shares.

2.15     Insurance. The Company and each of its Subsidiaries maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their respective businesses and the value of their respective properties.

2.16     Tax Matters. The Company and each of its Subsidiaries has timely filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have) a Material Adverse Effect on the Company or any of its Subsidiaries taken as a whole.

2.17     Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

2.18     No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investors in Article III hereof, no registration of the Units under the Securities Act is required in connection with the offer and sale of the Units by the Company to the Investors as contemplated by this Agreement.

2.19     No Directed Selling Efforts or General Solicitation. Neither the Company nor any person or entity acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act) in connection with the offer or sale of any of the Securities.

2.20     No Integrated Offering. Neither the Company nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

2.21     Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of their respective current or former directors, officers, employees, agents, stockholders owning at least 10% of the outstanding capital stock of the Company, or other persons or entities acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

2.22     Transactions with Affiliates. Except as disclosed in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, or for services as employees, officers, consultants or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.23     Internal Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.24     Disclosures. Neither the Company nor any person or entity acting on its behalf has provided the Investor or its agent or counsel with any information that constitutes material, non-public information.

ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor represents, warrants and covenants to the Company as follows:

3.1     Securities Law Representations and Warranties.

(a)     The Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, can bear the economic risk of a total loss of its investment in the Securities and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities;

(b)     The Investor (i) is acquiring the Units (including the Unit Common Stock and Warrants) and (ii) upon exercise of the Warrants held by it, will acquire the Warrant Shares then issuable upon exercise thereof for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in any circumstance that could cause the offering of the Unit Common Stock and the Warrants and the sale of the Unit Common Stock and the Warrants hereunder to not be exempt from registration pursuant to Section 4(2) of the Securities Act;

(c)     The Investor was not organized for the specific purpose of acquiring the Securities;

(d)     The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder;

(e)     The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein and in the applicable Warrant in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities;

(f)     The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities; and

(g)     The Investor acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

3.2     Legends.

(a)     The Investor understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) the Warrant (and all securities issued in exchange therefor or in substitution thereof, other than Warrant Shares, which shall bear the legend set forth in Section 3.2(b) of this Agreement, if applicable) shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR TRIKON TECHNOLOGIES, INC. (THE “COMPANY”) SHALL HAVE RECEIVED AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

The legend set forth above shall be removed and the Company shall issue a new certificate evidencing a new Warrant of like tenor and aggregate number of shares and which shall not bear the restrictive legends required by this Section 3.2(a): (i) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Warrant, as appropriate, may be made without registration under the Securities Act, or (ii) upon expiration of the two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Investor is not and has not been within 3 months prior to such date, an “affiliate” of the Company (as such term is defined in Rule 144 of the Securities Act) (in which event such holding period shall be deemed to have expired when such Investor has not been an “affiliate” of the Company for the preceding three-month period). The Company shall not require such opinion of counsel for the sale of Warrants in accordance with Rule 144 of the Securities Act in the event that the Investor provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

(b)     Subject to the terms of this clause (b), any certificate representing the Unit Common Stock or Warrant Shares shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR TRIKON TECHNOLOGIES, INC. (THE “COMPANY”) SHALL HAVE RECEIVED AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

The legend set forth above shall be removed and the Company’s transfer agent shall issue the Unit Common Stock or the Warrant Shares, as applicable, without such legend to the holder of the Unit Common Stock or Warrant Shares upon which it is stamped, as applicable (i) if the Unit Common Stock or the Warrant Shares, as applicable, have been resold or transferred pursuant to the Registration Statement contemplated by Section 5 and the Registration Statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Unit Common Stock and Warrant Shares, as applicable, may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Investor is not and has not been within 3 months prior to such date, an “affiliate” of the Company (as such term is defined in Rule 144 of the Securities Act) (in which event such holding period shall be deemed to have expired when such Investor has not been an “affiliate” of the Company for the preceding three-month period). The Company shall not require such opinion of counsel for the sale of the Unit Common Stock or the Warrant Shares in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144. The Company shall irrevocably instruct its transfer agent that, upon presentation to the transfer agent of a completed

Certificate of Subsequent Sale in the form attached hereto as Exhibit E, the transfer agent shall thereupon re-issue a stock certificate representing the number of shares sold without the legend set forth above.

(c)     The Investor understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in Sections 3.2(a) and (b) of this Agreement to “two (2) years” or the “two-year period” shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Securities shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. The Investor acknowledges that, with respect to the Warrant Shares, the two (2) year holding period referred to in Section 3.3(b) shall commence on the date the related Warrant is exercised.

3.3     Authorization; Enforcement; Validity. The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.4     Certain Trading Limitations. The Investor (i) represents that on and from the date the Investor first became aware of the offering of the Unit Common Stock and the Warrants until the date hereof he, she or it has not and (ii) covenants that for the period commencing on the date hereof and ending at such time that the Company publicly announces the offering of the Unit Common Stock and the Warrants he, she or it will not, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a “Disposition”) Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

3.5     No Sale of Securities. The Investor hereby covenants with the Company not to make any sale of the Securities without (i) complying with the provisions of this Agreement, including Section 5.3 hereof or (ii) without satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 5.3, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.

3.6     Registration Questionnaire. The Investor has completed or caused to be completed the Registration Questionnaire attached hereto as Exhibit C and on the signature page for use in preparation of the Registration Statement and the answers to the Questionnaire and on such signature page are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Investor shall be entitled to update such information by providing written notice thereof to the Company prior to the effective date of the Registration Statement.

3.7     Investor Suitability Questionnaire. The information contained in the Investor Suitability Questionnaire in the form attached as Exhibit D delivered by the Investor in connection with this Agreement is complete and accurate in all respects.

3.8     No Advice. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

3.9     Ownership of Common Stock. As of the date hereof, the Investor and its affiliated entities owns (beneficially or of record), the shares of capital stock of the Company set forth on Schedule B hereto.

ARTICLE IV COVENANTS

4.1     Listing of Shares. The Company shall comply with all requirements of the NASD with respect to the issuance of the Securities and the listing of the Unit Common Stock and the Warrant Shares on the Nasdaq National Market. In furtherance thereof, the Company shall use its commercially reasonable efforts to take such actions as may be necessary as soon as practicable after the Closing Date to file with the Nasdaq National Market an application or other document required by the Nasdaq National Market and pay all applicable fees for the listing of the Unit Common Stock and the Warrant Shares with the Nasdaq National Market. The Company knows of no reason why the Unit Common Stock and Warrant Shares will not be eligible for listing on the Nasdaq National Market.

4.2     Form D. The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D.

4.3     Certain Future Financings and Related Actions. For a period of ninety (90) days after the date the Registration Statement is declared effective by the SEC, the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock; provided, however, that nothing in this Section 4.4(b) shall prohibit the Company from issuing securities (1) to employees, directors, officers, advisors or consultants of the Company or any of its Subsidiaries; (2) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement; or (3) pursuant to a strategic partnership or alliance agreement, loan agreement, equipment lease or similar commercial agreement (including licensing and similar arrangements).

ARTICLE V REGISTRATION OF SHARES; COMPLIANCE WITH THE SECURITIES ACT

5.1     Registration Procedures and Expenses. The Company shall:

(a)     Subject to receipt of necessary information from the Investors, including the Registration Statement Questionnaire, use reasonable best efforts to prepare and file with the SEC, within 30 days after the Closing Date, a registration statement (the “Registration Statement”) on Form S-3 to enable the resale of the Registrable Shares by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act. “Registrable Shares” means (a) each share of Unit Common Stock; and (b) each Warrant Share until the earlier of: (1) the date on which such share has been resold or otherwise transferred pursuant to the Registration Statement; (2) the date on which such share is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred pursuant to Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder; or (3) the date on which such share ceases to be outstanding (whether as a result of redemption, repurchase and cancellation or otherwise).

(b)     use reasonable best efforts, subject to receipt of necessary information from the Investors, including the Registration Statement Questionnaire, to cause the Registration Statement to become effective within 90 days of the Closing Date;

(c)     use reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 5.4 below) used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the “Registration Period”) not exceeding, with respect to the Investor’s Registrable Shares, the earlier of (i) the second anniversary of the Closing Date (provided, however, that with respect to Registrable Shares that are Warrant Shares, the foregoing date shall be the second anniversary of the date the related Warrant was exercised), (ii) the date on which all Registrable Shares then held by the Investor may be sold or transferred in compliance with Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder, and (iii) such time as all Registrable Shares held by the Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(d)     promptly furnish to the Investor with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement and Prospectus, including any supplements to or amendments of the Prospectus or Registration Statement, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investor;

(e)     promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)     bear all expenses in connection with the procedures in paragraph (a) through (c) of this Section 5.1 and the registration of the Registrable Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses); (iv) all application and filing fees in connection with listing the Registrable Shares on the Nasdaq National Market; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that the Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Investor’s Registrable Shares. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); and

(g)     advise the Investors, within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or “blue sky” laws; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the

Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

5.2     Delay in Effectiveness of Registration Statement. The Company further agrees that, (i) in the event the Registration Statement has not been filed with the SEC within 30 days after the Closing Date, the Company shall pay to the Investor liquidated damages in the amount of 1.0% of the total purchase price of the Units purchased by the Investor pursuant to this Agreement; (ii) in the event the Registration Statement has not been filed with the SEC within 60 days after the Closing Date, the Company shall pay to the Investor additional liquidated damages in the amount of 1.0% of the total purchase price of the Units purchased by the Investor pursuant to this Agreement; and (iii) the Company shall pay to the Investor liquidated damages in the amount of 1.0% of the total purchase price of the Units purchased by the Investor pursuant to this Agreement in the event the Registration Statement has not been declared effective by the SEC within 90 days after the Closing Date and an additional liquidated damages payment of 1.0% of the total purchase price of the Units purchased by the Investor pursuant to this Agreement for each 30-day period thereafter (pro rated for any period of less than 30 days) until the Registration Statement has been declared effective; although in no event shall the aggregate penalty in any 30-day period exceed 1% of the total purchase price of the Units purchased by the Investor. The Company shall deliver the cash payments described in clauses (i), (ii) and (iii) to the Investor by the fifth business day after the occurrence of the event described in (i), (ii) or (iii), as applicable. Notwithstanding anything to the contrary in Section 5.2 or any other provision of this Agreement, payment of cash as provided in this Section 5.2 shall be the Investor’s sole and exclusive monetary remedy in the event of the occurrence of an event described in (i), (ii) or (iii); provided, however, that the Investor shall retain all equitable remedies then available to it.

5.3     Transfer of Shares; Suspension.

(a)     The Investor agrees that it will not effect any Disposition of the Securities or its right to purchase the Registrable Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 5.1 or in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b)     Except in the event that paragraph (c) below applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 5.3(b)(i); and (iii) inform the Investor that the Company has complied with its obligations in Section 5.3(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 5.3(b)(iii) hereof when the amendment has become effective).

(c)     Subject to paragraph (d) below, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a notice in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

(d)     In the event the Investor is prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions of more than 45 days each in any twelve-month period, the Company shall pay to the Investor liquidated damages in the amount of 1.0% of the total purchase price of the Unit Common Stock then held by the Investor if, as a result of such Suspensions, the Investor is prohibited from selling Registrable Shares under the Registration Statement for a period that exceeds 60 consecutive days or 120 days in the aggregate in any twelve-month period and for each 30-day period thereafter during which such prohibition continues; provided that in no event shall the Company be obligated to pay more than 1.0% in any 30-day period (assuming for the purposes of this clause (d) that the purchase price of the Unit Common Stock is equal to $5.00 per share).

(e)     In the event of a sale of Registrable Shares by the Investor under the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit E, so that the Registrable Shares may be properly transferred.

5.4     Indemnification. For the purpose of this Section 5.4, the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5.1 and the term “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.

(a)     Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investor and each person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Investor or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, or (iii) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement, and will reimburse the Investor and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Investor or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Investor to comply with the covenants and agreements contained in Sections 3.5 or 5.3 of this Agreement respecting resale of Securities, or (iii) the inaccuracy of any representations made by the Investor in this Agreement or (iv) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor before the pertinent sale or sales by the Investor.

(b)     Indemnification by the Investor. The Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who sign the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Investor to comply with the covenants and agreements contained in Sections 3.5 or 5.3 of this Agreement respecting the sale of the Registrable Shares or (ii) the inaccuracy of any representation or warranty made by the Investor in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein; provided, however, that the Investor shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Investor has delivered to the Company in writing a correction at least five business days before the occurrence of the transaction from which such loss was incurred, and the Investor will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 5.4(b).

(c)     Indemnification Procedure.

(i)     Promptly after receipt by an indemnified party under this Section 5.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5.4, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5.4 except to the extent it is materially prejudiced as a result of such failure.

(ii)     In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 5.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(1)     the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action), or

(2)     the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 5.4, (A) with respect to claims made pursuant to clause (i) or clause (ii) of Section 5.4(b), the Investor shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Investor from the sale of the Registrable Shares and (B) with respect to claims made pursuant to clause (iii) of Section 5.4(b), the Investor shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Investor from the sale of the Registrable Shares giving rise to such liability.

(d)     Contribution. If a claim for indemnification under this Section 5.4 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 5.4, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.4, (A) with respect to claims made pursuant to clause (i) or clause (ii) of Section 5.4(b), the Investor shall not be liable to contribute any amount in excess of the amount of net proceeds received by the Investor from the sale of the Registrable Shares and (B) with respect to claims made pursuant to clause (iii) of Section 5.4(b), the Investor shall not be liable to contribute any amount in excess of (X) the amount by which the net proceeds received by the Investor from the sale of the Registrable Shares giving rise to such liability exceeds (Y) the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

5.5     Termination of Conditions and Obligations. The restrictions imposed by Article 3 or Article 5 upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares upon the passage of two years from the Closing Date or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

5.6     Rule 144. For a period commencing on the date hereof and ending on the last day of the Registration Period, the Company agrees with each holder of Registrable Shares to:

(a)     comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

(a)     file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

ARTICLE VI

6.1     Notices. Except as specifically permitted by Section 5.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt, and shall be delivered as addressed as follows:

if to the Company, to:

Trikon Technologies, Inc. Ringland Way Newport, South Wales NP18 2TA United Kingdom Attn: Mr. William J. Chappell Tel: 011-44-1633-414-000 Fax: 011-44-1633-414-040

with a copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road Palo Alto, CA 94304 Attn: Steven V. Bernard Tel: (650) 493-9300 Fax: (650) 493-6811

if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

6.2     Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors.

6.3     Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

6.4     Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.5     Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor.

6.6     Governing Law Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

6.7     Entire Agreement. This Agreement and the Warrant and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Warrants supersede all prior agreements and understandings.

6.8     Finders Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction, except for fees payable by the Company to the Oppenheimer & Co. Inc.

6.9     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

6.10     Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto. With respect to transfers that are not made pursuant to the Registration Statement (or Rule 144 but are otherwise made in accordance with all applicable laws and the terms of this Agreement), the rights and obligations of the Investor under this Agreement shall be automatically assigned by the Investor to any transferee of all or any portion of the Investor’s Securities; provided, however, that within two business days prior to the transfer, (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Securities transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee was the Investor. Upon any transfer permitted by this Section 6.10, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Investor.

6.11     Expenses. Each of the Company and the Investors shall bear its own expenses in connection with the preparation and negotiation of the Agreement; provided, however, that the Company shall pay the reasonable fees of Lowenstein Sandler PC, counsel to the Investor and entities affiliated with the Investor, incurred in connection with the purchase and sale of Units by and to the Investor pursuant to this Agreement and the purchase and sale of Units by and to entities affiliated with the Investor pursuant to this same form of Securities Purchase Agreement entered into by the Company on the date hereof, in an amount not to exceed $5,000 in the aggregate.

6.12     Exculpation. Each party to this Agreement acknowledges that Brown Raysman Millstein Felder & Steiner LLP represented Oppenheimer & Co. Inc. in the offering and sale of Units contemplated by this Agreement and has not represented either the Company or the Investor.

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

“COMPANY” TRIKON TECHNOLOGIES, INC.

By:
William J. Chappell Chief Financial Officer

[Signatures of Investor on Following Page]

“INVESTOR”
(print full legal name of Investor)

By:
(signature of authorized representative)

Name:
Its:
Address:
Telephone:
Fax:
Email:
Tax I.D. or SSN:
Address where Units should be sent (if different
from above)

NUMBER OF UNITS SUBSCRIBED FOR: AGGREGATE PURCHASE PRICE:

[signature page to Securities Purchase Agreement]